CAVALIER HOMES, INC.

            1993 AMENDED AND RESTATED NONQUALIFIED STOCK OPTION PLAN



                                    ARTICLE I

                                   DEFINITIONS


Section 1.1       Definitions


         As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:


         (a) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

         (b)      "Board" shall mean the Board of Directors of the Company.

         (c)      "Company"   shall  mean  Cavalier   Homes,   Inc,  a  Delaware
   corporation.

         (d) "Committee" shall mean the Compensation Committee of the Board.

         (e) "Executive Officers" shall have the meaning afforded that term by Rule 3b-7 promulgated under the 1934 Act.

         (f) "Fair Market Value" shall mean the closing price per share of the Stock on the principal United States securities exchange registered under the 1934 Act, or the last sales price per share of Stock quoted on an automated quotation system of a registered securities association, if applicable, on which such Stock is sold in the regular way.

         (g) "Stock" with respect to each share to which that term refers, shall mean one (1) share of Common Stock, par value $0.10 per share, of the Company now authorized; any other shares of the Stock of the Company hereafter authorized; and securities of the Company which, under any conditions, will be converted into or exchanged for any such Stock.

         (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.



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         (i)  "Optionee"  shall mean an officer  (who may also be a director) or other key employee of the Company or any of its subsidiaries to whom an Option has been granted hereunder.



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         (j)  "Plan"  shall mean the  Cavalier  Homes,  Inc.  1993  Amended  and
    Restated Nonqualified Stock Option Plan, the terms of which are set forth herein.

         (k) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.



                                   ARTICLE II

                                    THE PLAN

Section 2.1      Name


         This Plan shall be known as the "Cavalier Homes, Inc. 1993 Amended and Restated Nonqualified Stock Option Plan."


Section 2.2      Purpose


         The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to officers (who may also be directors) and other key employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such officers and employees of Options under the terms set forth herein. The purpose of the Plan is also to provide compensation to selected officers and employees for past services rendered to the Company or its subsidiaries. By thus compensating such officers and employees and encouraging such officers and employees to become owners of Stock of the Company, the Company seeks to attract, retain, compensate and motivate those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.


Section 2.3      Effective Date


         The Plan shall be deemed adopted and shall become effective as of the date of its approval by the Board, subject to its subsequent approval within twelve (12) months from the date of such action by the Board by the affirmative vote of a majority of the outstanding shares of Stock of the Company present in person or by proxy at the stockholders meeting and entitled to vote thereon, voting in accordance with the Restated Certificate of Incorporation of the Company and the General Corporation Law of the State of Delaware, at an annual or special meeting of the stockholders of the Company. The Plan shall expire ten
(10) years from the date of its adoption by the Board. Any Option granted prior to stockholder approval of the Plan as herein provided shall be subject to such approval and shall have no legal effect and shall convey no rights to the holder thereof in the event said stockholder approval of the Plan is not obtained.


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                                   ARTICLE III

                                  PARTICIPANTS


Section 3.1     Eligibility


         Except as otherwise provided herein, any officer (who may also be a director) and any key employee of the Company or its subsidiaries shall be eligible to participate in the Plan. Subject to the express provisions of the Plan, the Committee may grant Options to any eligible officer or employee of the Company or its subsidiaries in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that no member of the Committee shall be eligible to participate in the Plan.



                                   ARTICLE IV

                                 ADMINISTRATION


Section 4.1      Duties and Powers of the Committee


         The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible officers and employees those to whom and the time or times at which Options may be granted, the number of shares of Stock to be subject to each Option, the exercise price of each Option, and the period for the exercise of such Option which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.


Section 4.2      Majority Rule


         The Committee currently consists of two persons, and the concerted actions of both such persons in administering the Plan shall be final and binding on all parties. In the event that the Board hereafter appoints more persons to serve on the Committee, a majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.


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Section 4.3      Company Assistance


         The Company shall supply full and timely information to the Committee on all matters relating to eligible officers and employees, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.



                                    ARTICLE V

                         SHARES OF STOCK SUBJECT TO PLAN


Section 5.1       Limitations


         The number of shares of Stock which may be issued and sold hereunder shall not exceed 330,000 shares of Common Stock, subject to adjustment pursuant to the provisions of Section 5.3 hereof. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company, and such amount of shares shall be and is hereby reserved for issuance pursuant to this Plan. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until the termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. No Optionee hereunder shall receive Options which, in the aggregate, exceed 100,000 shares of Stock.


Section 5.2       Options Granted Under Plan


         Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate, or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.


Section 5.3       Antidilution




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         In the  event  that  the  outstanding  shares  of Stock  hereafter  are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of reorganization, recapitalization, reclassification, combination of shares, stock split, or stock dividend after the date that the Board initially adopts this Plan,

         (a)      the   aggregate  number and kind of shares subject  to Options
which may be granted  hereunder shall be adjusted appropriately; and

         (b) rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

         In the event of (i) a dissolution or liquidation of the Company, (ii) any merger, consolidation or combination involving the Company, other than (A) any merger, consolidation or combination that is solely for the purpose of changing the domicile of the Company, and (B) any merger, consolidation or combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or combination, or (iii) any sale of substantially all the assets of the Company or a sufficient amount of stock in the Company (whether by tender offer, original issuance, or a single or series of related stock purchase and sale agreements and/or transactions) sufficient to confer on the purchaser or purchasers thereof (whether individually or in a group) the ability to elect a majority of the Board of Directors of the Company, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, consolidation, combination, or asset or stock sale to exercise outstanding Options in full, without regard to any installment exercise provisions and whether the Option by its terms is at such time immediately exercisable in full, to the extent that it shall not have been exercised. In the event of a transaction of the nature described in (ii) above, nothing contained herein shall prevent the Board and the Board of Directors of the surviving corporation and/or the acquiring corporation from converting an Option into an option to purchase stock in the surviving or acquiring corporation on a fair and equitable basis.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment shall provide for the elimination of fractional share interests.



                                   ARTICLE VI

                                     OPTIONS


Section 6.1      Option Grant and Agreement


         Each Option granted hereunder shall be evidenced by a Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.


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Section 6.2      Option Price


         The per share price of the Stock subject to each Option shall be determined by the Committee in the exercise of its discretion, with due consideration for the compensation and incentive purposes of this Plan, but said per share price shall not be less than the greater of (i) the par value of the Stock on the date the Option is granted or any time during which the Option is exercisable, or (ii) 60% of the Fair Market Value of the Stock on the date of grant.


Section 6.3      Option Period


         Each Option granted hereunder must be granted within ten years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed ten years. Options granted to Executive Officers and employee directors of the Company shall not be exercisable within the first six months after the date of grant, unless it should become exercisable upon a change of control of the Company pursuant to Section 5.3 hereof. The Committee in its discretion may accelerate the times when Options are exercisable after the initial grant thereof; provided, however, that the Committee may not exercise such power in a manner that would shorten the initial six-month period for Executive Officers or employee directors of the Company referred to in the foregoing sentence if to do so would cause a violation of Section 16 of the 1934 Act or the rules and regulations promulgated thereunder. For purposes of grants of Options made under this Plan prior to the date of stockholder approval of the Plan, the six-month period shall be deemed to commence as of the date of stockholder approval.


Section 6.4      Option Exercise


         (a) Options may be exercised with respect to whole shares only, for such shares of Stock and within the period permitted by the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office in the State of Alabama, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised.

         (b) No Option granted hereunder shall be exercisable unless at all times during the period beginning on the date of the granting of such Option and ending on the day which is three months before the date of exercise, or ending on a day which is twelve (12) months before the date of exercise in the event that the Optionee is an Executive Officer (or ending on such other date at the discretion of the Compensation Committee), the Optionee was a full-time employee of either the Company or a parent or subsidiary of the Company, or a corporation (or parent or subsidiary of such corporation) issuing or assuming such Option in accordance with the terms of this Plan.




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Section 6.5      Nontransferability of Option


         No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act, as amended ("ERISA"), or the rules thereunder.


Section 6.6      Effect of Disability, Death or Other Termination of Employment


         (a) In the event that the employment of an Optionee to whom an Option shall have been granted shall be terminated for any reason other than for cause (as defined below), such Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his termination) by such Optionee, (i) if such Optionee is not an Executive Officer of the Company at any time after such termination and before the earlier of three months or the original expiration date of the Option, but only to the extent such Optionee had the right to exercise such Option at the date of such termination; or (ii) if such Optionee is an Executive Officer of the Company, at any time after such termination and before the earlier of twelve months or the original expiration date of the Option, but only to the extent such Optionee had the right to exercise such Option at the date of such termination.

         (b) If the employment of an Optionee to whom an Option shall have been granted is terminated for cause, as defined below, such Option shall terminate immediately upon such termination. For purposes of this Section 6.6, the term "for cause" shall be defined as a good faith express determination by the Board that the Optionee has been guilty of willful misconduct or dishonesty, or a good faith express determination by the Board that the Optionee has been derelict in, has breached or has grossly neglected the Optionee's duty to the Company.

         (c) If an Optionee to whom an Option shall have been granted shall die or become totally and permanently disabled while he is employed by the Company or its subsidiaries, or within twelve months (in the case of an Executive Officer) or three months (in the case of an Optionee who is not an Executive Officer) after the termination of continuous employment with the Company or its subsidiaries, and the Optionee has not otherwise been terminated for cause, such Option may be exercised (to the extent that the Optionee would otherwise have been entitled to do so at the date of his death or total and permanent disability) by such Optionee, his personal representatives, the executor or administrator of the estate of the Optionee, or the person or persons to whom an Option granted hereunder shall have been validly transferred pursuant to a will or the laws of descent and distribution.

         (d) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.



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         (e) The Compensation Committee may, in their sole discretion, either at the date of  execution  of Stock  Option  Agreement  or at any time  thereafter,
increase   the  amount  of  time  during  which  an  Optionee  or  his  personal representative, executor, administrator or other legatee or devisee may exercise such Option following such Optionee's termination other than for cause, as set forth in paragraphs (a) and (b) above.


Section 6.7      Rights as Stockholder


         An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.



                                   ARTICLE VII

                               STOCK CERTIFICATES


Section 7.1     Stock Certificates


         The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of an Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

         (a) the completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

         (b) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

         (c) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

         (d) the compliance with any and all applicable federal, state or local laws; and

         (e) such other terms and conditions as may be set forth in the Plan.

                                  ARTICLE VIII

             TERMINATION, AMENDMENT, AND MODIFICATION OF THE PLAN


Section 8.1    Termination, Amendment, and Modification of the Plan


         The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the stockholders of the Company may

         (a) materially increase the total number of shares of Stock subject to the Plan, except as contemplated in Section 5.3 hereof;

         (b)      materially   increase   the benefits  accruing to participants
under the Plan; or

         (c) materially modify the requirements as to eligibility for participation in the Plan; and

provided, further, that no termination, amendment, or modification of the Plan shall in any manner affect any Stock Option Agreement theretofore granted pursuant to the Plan without the consent of the Optionee or transferee of the Option. Except as may be necessary to comport with changes in the Code, ERISA, and the rules thereunder, this Plan may not be amended more than once every six months.



                                   ARTICLE IX

                                  MISCELLANEOUS


Section 9.1      Employment


         Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any of its subsidiaries.


Section 9.2      Other Compensation Plans




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         The  adoption  of the Plan shall not affect any other  stock  option or incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any of its subsidiaries.


Section 9.3      Plan Binding on Successors


         The Plan shall be binding upon the successors and assigns of the Company.


Section 9.4      Singular, Plural; Gender


         Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.


Section 9.5      Headings, Etc., No Part of Plan


         Headings of Articles and Sections hereof are inserted for convenience and references; they constitute no part of the Plan.


Section 9.6      Investment Representation


         Each Stock Option Agreement shall contain an agreement that, upon demand by the Committee for such a representation, the Optionee shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option and prior to the expiration of the Option period shall be a condition precedent to the right of the Optionee or such other persons to purchase any such shares.


Section 9.7       Compliance with Section 16


         With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable provisions of Section 16 of the 1934 Act and the rules promulgated thereunder (including, without limitation, Rule 16b-3) or their successors under the 1934 Act. To the extent any provision of the Plan or any Stock Option Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee, and it shall be restructured to the extent deemed advisable by the Committee so to comply.

Section 9.8       Compliance with Other Laws and Regulations


         The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.


Section 9.9       Withholding by the Company


         A Stock Option Agreement executed pursuant to this Plan may contain a provision to the effect that the Optionee will consent to any withholding and other actions that the Company deems reasonably necessary to enable the Company to obtain the benefit of an income tax deduction under the Code, and any related state or local income tax laws, in the amount of the difference between the Option exercise price of the Stock and its fair market value on the date of exercise or the lapse of a restriction, as applicable.